Pursuant to Rule 497(e)
Registration No. 333-111662

AIG SERIES TRUST
2010 High Watermark Fund
2015 High Watermark Fund
2020 High Watermark Fund
(Class A and C Shares)

(Each a “Fund” and collectively, the “Funds”)

Supplement dated September 12, 2006, to the Prospectus Dated February 28, 2006

     Effective immediately, in the “Shareholder Account Information” section of the Funds’ prospectus, on page 12, the second bullet point under the heading “Waivers for Certain Investors for Class A shares” is replaced with the following:

“• Participants in certain employer sponsored benefit plans. The sales charge is waived with respect to shares purchased by employer sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.”

     Additionally, on page 13, the section under the heading “Waivers for Certain Investors for Class C shares” is deleted and replaced in its entirety with the following:

“Waivers for Certain Investors for Class C shares. Under the following circumstances, the contingent deferred sales charge may be waived on redemption of C shares. The Funds reserve the right to modify or to cease offering these programs at any time:

• Within one year of the shareholder’s death or becoming legally disabled (individually and spousal joint accounts only).

• Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as fiduciary and in which the plan participant or account holder has attained the age of 59 ½ at the time the redemption is made.

• Fund Trustees and other individuals who are affiliated with any Fund or any fund distributed by the Distributor.

• To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

• Eligible participant distributions from employer sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

• Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).”

AIG SERIES TRUST
2010 High Watermark Fund
2015 High Watermark Fund
2020 High Watermark Fund
(Class A and C Shares)

(Each a “Fund” and collectively, the “Funds”)

Supplement dated September 12, 2006, to the
Statement of Additional Information (“SAI”) dated February 28, 2006

    Effective September 1, 2006, in the “MANAGER, ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR” section of the SAI, on page 24, the fourth paragraph under the heading “Adviser” is hereby deleted and replaced in its entirety with the following:

    “For work performed as the subadviser to the Funds, the Adviser shall receive forty-three percent (43%) of the net management fee. The term “net management fee” means the gross management fee less any fund waivers and/or reimbursement made by AIG SunAmerica. The subadvisory fee will be calculated on the Fund-level and not by aggregating fees on a Trust-level. Effective as of September 1, 2006 until October 31, 2007, AIG SunAmerica agrees to pay the Adviser a minimum annual fee equal to 0.15% of each Fund’s average daily net assets, accrued daily and payable monthly (the “Minimum Fee”). The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of AIG SunAmerica and the Adviser, and subject to approval by the Board of Trustees, including a majority of Trustees who are not parties to the Subadvisory Agreement or interested persons of any such party.”

* * * *

    Effective immediately, the description of the Funds’ policies and procedures with respect to the disclosure of non-public portfolio holdings information on pages 30 and 31 of the Funds’ SAI is replaced with the following:

“DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

    The Board of Trustees (the “Board”) has adopted policies and procedures relating to disclosure of the Funds' securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings have been publicly disclosed, it is the Funds’ policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing such information, subject to certain other conditions described below and as set forth in the Funds’ policy.

    The Funds' complete portfolio holdings are publicly available via SEC filings made by the Funds on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds' fiscal quarters.

     Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser's Legal Department. The Funds and their affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

    Before any non-public disclosure of information about a Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The Fund's Chief Compliance Officer or the Adviser's Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that no material conflicts between the Fund’s shareholders and the Fund’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or is in the Fund’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

    Non-public holdings information may be provided to the Funds’ service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Funds’ Board. The entities to which the Funds’ provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds as required to maintain the confidentiality of the information provided.

     At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Funds and the purpose for such disclosure.”

* * * *

    Effective immediately, the section under the heading “Waiver of Contingent Deferred Sales Charges” on pages 38 and 39 of the Funds’ SAI is deleted and replaced in its entirety by the following:

“Waiver of CDSC

    As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

“Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.”

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59½ at the time the redemption is made.

Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.”

     Additionally, the section titled “Waiver of Sales Charges with Respect to Certain Purchases of Class A shares” on page 40 of the Funds’ SAI is deleted and replaced in its entirety with the following:

“Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares

    To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, trustees, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.”